                                                                   EXHIBIT 10.15



                             OFFICE LEASE AGREEMENT



                                     BETWEEN



                THE CHAPEL HILLS OFFICE BUILDING, A JOINT VENTURE

                          REFERRED TO AS THE "LANDLORD"



                                       AND



                                  USA NET, INC.
                       1155 KELLY JOHNSON BLVD., SUITE 400
                           COLORADO SPRINGS, CO 80920

                           REFERRED TO AS THE "TENANT"

                                 LEASE AGREEMENT


         THIS LEASE AGREEMENT, made and entered into as of the 11th day of September, 1997, by and between THE CHAPEL HILLS OFFICE BUILDING, A COLORADO JOINT VENTURE (hereinafter referred to as the "LANDLORD"), and USA.NET, INC. (hereinafter referred to as the "TENANT").

                              W I T N E S S E T H:

         IN CONSIDERATION of the mutual promises and covenants contained herein, the parties hereto agree as follows:

         1. PREMISES. LANDLORD hereby leases to TENANT and TENANT hereby rents from LANDLORD, the space (hereinafter called the "Leased Premises" in an office building located at 1155 Kelly Johnson Boulevard, in the City of Colorado Springs, State of Colorado (hereinafter called the "Project") situated as shown on Exhibit A attached hereto and made a part hereof. Any measurements specified on Exhibit A are from the exterior of the outside walls of the Project and to the center of the interior walls provided however included in Tenant's space is that area inset in front of the entrance door to allow the door to swing towards the public corridor. The approximate boundaries and location of the Leased Premises are outlined in red on Exhibit A. For purposes of this Lease, the parties agree that the Leased Premises shall be deemed to contain approximately 15,000* leasable square feet (the "Leasable Square Footage"), such Leasable Square Footage calculated by the formula: the approximate actual or usable square footage occupied by the Tenant multiplied by the factor 1.1433 to account for the tenants shared use of the common areas of the Project. The exact Leasable Square Footage shall be determined solely by the Landlord's architect and shall be measured in accordance with the rules of B.O.M.A. standard of measurement for multi-tenancy. This Lease shall be adjusted after the determination of exact Leasable Square Footage to reflect the exact Leasable Square Footage and all other items related to the Leasable Square Footage shall be adjusted accordingly. The purpose of the site plan shown on Exhibit A is to show the approximate location of the Leased Premises. Landlord reserves the right at any time to relocate or make additions to the various common areas, automobile parking areas, and other areas of the Project.

         2. USE. TENANT covenants and agrees to use the Leased Premises for the purpose of conducting therein office use for GENERAL OFFICE USE and for no other purpose whatsoever, without the prior written consent of the LANDLORD.

         3. TERM. The term of this Lease shall commence on October 15, 1997 OR fifteen (15) days after LANDLORD notifies TENANT that the space is available to TENANT for occupancy and fixturing, or when TENANT commences business on the premises, whichever shall occur first and shall continue for a period of 60 full consecutive months (the "Term"); expiring on the last day of October, 2002. LANDLORD and TENANT shall execute, acknowledge and deliver a written statement specifying the commencement date of the Term once it is determined pursuant to the terms of this Lease Agreement.

         4.  RENT.

A. TENANT shall pay to LANDLORD annually for the Term of the Lease, without prior demand thereof, at its address set forth below, the sum as defined below as the Minimum Rent for each year of the Term of this Lease.

The Minimum Rent for the Term of the Lease shall be calculated by the following formula: the Leasable Square Footage multiplied by the absolute net rate per square foot as indicated below, in equal monthly installments, in advance on or before the 1st day of each month of the Lease Term. The absolute net rate for each year of the Term shall be: SEE ADDENDUM

All such Rent shall be paid without any set-off, counterclaim or deduction whatsoever and without demand therefore being made. Minimum rent for any partial month shall be prorated on a daily basis.

B. Additional Rent, which is estimated at Five Dollars Seventy Five Cents ($5.75) per Leasable square foot for the first year of the Term, shall be payable by TENANT in monthly installments as are billed by LANDLORD at the beginning of the Lease for a twelve (12) month period, each such installment being due on the first day of each month but to be received from the TENANT no later than the 10th of each month (per paragraph 4(c) herein). The monthly payments to be made by TENANT shall be adjusted and revised to compensate for any overpayment of underpayment made by TENANT in such preceding twelve (12) month period. Within ninety (90) days after the end of each twelve (12) month period, LANDLORD shall, upon request, make available LANDLORD'S records relating to the operating costs for such preceding period. At the end of this Lease any overages collected as Additional Rent which are to the credit of TENANT shall be reimbursed to TENANT as credit against its Minimum Rent. Additional Rent includes LANDLORD'S "operating costs" defined in Exhibit "E" (B), page 23 of this Lease.

C. TENANT shall pay LANDLORD a $100.00 service charge for all monthly rent payments not received by the 10th day of the month for which they are payable. Said service charge is to partially cover extra expense involved in handling delinquent payments. In addition to the above, any rental and other sums payable hereunder by TENANT which are not paid within ten (10) days after the due date shall bear interest at the rate of the annual prime rate of BANC ONE plus five percent per annum or the highest amount legally allowed by law, whichever is less, from the date due to the date paid.



--------------------------
* REFER TO ADDENDUM ITEM #4

D. All Rent, Additional Rent and other sums due to the LANDLORD, unless specifically provided, are due and payable in advance on or before the first day of each and every calendar month during said Term of the Lease at the office of LANDLORD at 1155 Kelly Johnson Boulevard, Colorado Springs, Colorado, U.S.A. or such other place as LANDLORD may in writing advise TENANT.

         5. DEPOSITS. It is further agreed that TENANT, concurrently with the execution of this Lease shall deposit with LANDLORD, and will keep on deposit at all times during the Term of this Lease, the sum of $15,000.00, as security for the payment by TENANT of the rent and other charges herein agreed to be paid, and for the faithful performance of all the terms, conditions and covenants of this Lease. If, at any time during the Term of this Lease, TENANT shall be in default in the performance of any provision of this Lease, LANDLORD, shall have the right to use said deposit, or so much thereof as is necessary in payment of any rental in default, in reimbursement of any expense incurred by LANDLORD hereunder and in payment of any damages incurred by LANDLORD by reason of TENANTS's default. In any such events, TENANT shall, on written demand of LANDLORD, forthwith remit to LANDLORD a sufficient amount in cash to restore said deposit to its original amount. If TENANT shall have fully and faithfully complied with all the provisions of this Lease, said deposit shall be refunded to TENANT within sixty (60) days after the termination of this Lease. LANDLORD shall have the right to commingle said deposit with other funds of LANDLORD. LANDLORD shall deliver the balance of said funds, if any, deposited here by TENANT to the acquirer of LANDLORD's interest in the Project and, in the event of a transfer of sale, thereafter. LANDLORD shall be discharged from further liability with respect to such deposit.

         6. The "Lease" consists of this Lease Agreement, the General Terms and Conditions of Lease Agreement attached hereto, Exhibits attached hereto, and any subsequent written Modification of Lease executed by the parties hereto in amending the terms hereof.

IN WITNESS WHEREOF, said LANDLORD and TENANT have caused this Lease to be executed the day and year first above written.

TENANT:                               LANDLORD:

USA.NET                               CHAPEL HILLS OFFICE BUILDING,
                                      A COLORADO JOINT VENTURE

                                      BY:  BVT CHAPEL HILLS LTD.


BY: /s/ GEOFFREY E. LIND              BY: /s/ Illegible
   ------------------------------        -----------------------------
                                                  Agent
Its:  Chief Operating Officer
    -----------------------------

Date:  October 17, 1997               Date:     9/11/97
     ----------------------------          ---------------------------

                 GENERAL TERMS AND CONDITIONS OF LEASE AGREEMENT

                                TABLE OF CONTENTS

ITEM PARAGRAPH
Construction of Improvements                                  1
Availability of Premises                                      2
Project Construction                                          3
Financial Responsibility                                      4
Parking                                                       5
Fire or Casualty                                              6
Services and Expenses                                         7
Alterations and Care of Premises                              8
Default and Remedies                                          9
Assignment or Subletting                                      10
Encumbrances                                                  11
Eminent Domain                                                12
Mutual Waiver of Subrogation                                  13
Additional Covenants                                          14
No Partnership, Joint Venture or Agency                       15
Holding Over                                                  16
Quiet Enjoyment                                               17
Rules and Regulations                                         18
Force Majeure                                                 19
Recording by Tenant                                           20
No Option                                                     21
Attornment                                                    22
Notice                                                        23
Representations                                               24
Amendments of Approvals                                       25
Grammatical Changes                                           26
Article Heading                                               27
Exhibit A - Leased Premises
Exhibit B - Landlord's Work
Exhibit C - Site Plan
Exhibit D - Guaranty
Exhibit E - Services and Expenses
Exhibit F - Rules and Regulations



TENANT: (Initials)                          LANDLORD: (Initials) /s/ Illegible
                  -----------------                             ---------------
Date:                                       Date:     9/11/97
     ------------------------------              ------------------------------

                 GENERAL TERMS AND CONDITIONS OF LEASE AGREEMENT

         1.  CONSTRUCTION OF IMPROVEMENTS.

                  A. LANDLORD shall construct certain portions of the Leased Premises for TENANT's use and occupancy. All work to be performed and paid for by LANDLORD shall be listed and described in Exhibit "B" attached hereto.

                  B. Any work defined in this Lease which is TENANT's obligation to complete at its expense and to be performed by TENANT must first be approved in writing by LANDLORD and shall be constructed in a good and workmanlike manner, free from any liens for labor and materials. TENANT agrees to indemnify LANDLORD and hold LANDLORD harmless against any loss, liability or damage resulting from such work, and to furnish LANDLORD with a certificate of insurance for general liability and workman's compensation insurance. TENANT shall promptly pay for any work done initially or subsequently in or about its Leased Premises, and will not permit or suffer any mechanic's lien to attach to its Leased Premises, and shall promptly cause any claim for any such lien to be released, or to secure to LANDLORD's satisfaction, in the event TENANT desires to contest any such claim.

         2.  AVAILABILITY OF PREMISES.

                  A. The Leased Premises shall be completed, within sixty (60) days of approval of working drawings. Rent commences upon occupancy of the Leased Premises within the Building. If, for any reason, the Leased Premises shall not be ready or available for occupancy on the date contemplated, this Lease shall nevertheless continue in full force and effect, and TENANT shall have no right to rescind, cancel or terminate the same and LANDLORD shall not be liable for damages, if any, sustained by said TENANT on account of failure to obtain possession on the date contemplated and in such event the rent for the Leased Premises shall not commence until the term commences as defined in the Lease Agreement Paragraph 3.

                  B. Preparation for occupancy of the Leased Premises by TENANT shall be based on work being done to the Leased Premises in accordance with "Exhibit B". TENANT, shall provide LANDLORD a list of any deficiencies upon occupancy, and LANDLORD shall promptly proceed to correct those items.

         3.  PROJECT CONSTRUCTION.

                  A. Anything in this Lease to the contrary notwithstanding, providing such cause is not due to the willful act or neglect of the LANDLORD, the LANDLORD shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this Lease if same shall be due to any strike, lockout, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any materials, services, zoning, Project permits or financing, through Act of God or other cause beyond the control of the LANDLORD.

         4.  FINANCIAL RESPONSIBILITY.

                  TENANT agrees to furnish a financial statement in a form acceptable to LANDLORD upon TENANT's execution of this Lease.

         5.  PARKING.

                  Project shall maintain approximately (3.34) unassigned parking spaces, per One Thousand (1,000) leasable square feet, which shall be available for TENANT's use. There are (19) visitor parking spaces available located in the easterly parking areas which shall be for the use of Tenant's visitors on a non-exclusive basis.

         6.  FIRE OR CASUALTY.

                  It is agreed that if, during the continuance of this Lease, the Leased Premises shall be so damaged by fire or other casualty, not arising from the fault or negligence of the TENANT, or those in its employ, so that the Leased Premises shall thereby be rendered untenantable, then and in such case, the rent herein reserved, or a just and proportionate part thereof, according to the nature and extent of the damage which has been sustained, shall be abated until the Leased Premises shall have been duly repaired and restored, which work of repair and restoration shall be done with all reasonable diligence; provided however, that should Tenant be in default at the time same occurs LANDLORD shall have no such obligation. LANDLORD's obligation to repair and restore shall be limited to a basic building and the replacement of any interior work which may have been installed at LANDLORD's cost. In no event in the case of any such destruction shall LANDLORD be required to repair or restore TENANT's stock in trade, leasehold improvements, fixtures, furnishings, or floor coverings and equipment. In the case the Project shall be destroyed so that the Leased Premises are not restorable within one hundred twenty (120) days in the sole judgment of the LANDLORD, LANDLORD shall have the right to cancel this Lease and end the Term hereof, and in case of such cancellation, the rent, and any other monies due and owing to LANDLORD, shall be paid by TENANT to the date TENANT vacates the Leased Premises, and all further obligations upon the part of either party hereto shall cease, and the estate hereby created shall thereupon terminate. In the event the Leased Premises are damaged by fire or other casualty during the last year of the Term of the Lease to an extent which renders the Leased Premises untenantable, the LANDLORD may, at LANDLORD's option, within thirty (30) days following the day of such fire or other casualty, immediately terminate this Lease and be relieved of any obligation to rebuild or repair the Leased Premises.

         7.  SERVICES AND EXPENSES.

                  The services of the LANDLORD and the payment by TENANT for said services and of operational expenses are described in Exhibit "E". TENANT's failure to comply with any one of the provisions of Exhibit "E" shall constitute a breach of the terms of this Lease in the manner as if the same were contained herein as general terms and conditions.

         8.  ALTERATIONS AND CARE OF PREMISES.

                  A. TENANT will not alter the exterior of the Leased Premises (including glass and signs, if applicable) and shall have no right to make any change, alteration, or addition to the Leased Premises without the prior written consent of LANDLORD; all costs of such work shall be paid promptly by TENANT so as to prevent the assertion of any liens for labor or materials. LANDLORD reserves the right to make any alteration on the Leased Premises.

                  B. The TENANT agrees that it will take good care of the Leased Premises, fixtures and appurtenances, and suffer no waste or injury, that it will make all repairs to the Leased Premises, fixtures, and appurtenances necessitated by the fault of the TENANT, its agents, employees and guests, invitees and licensees, that it will not do, or permit anything to be done in the Leased Premises which will in any way increase the fire insurance premium on the Project, or conflict with the fire insurance policies on the Project; that it will defend and save harmless the LANDLORD from any liability arising from injury to person or property caused by any act or omission of TENANT, its agents, employees or guests; and that it will surrender the Leased Premises at the expiration of the Term (or the sooner termination thereof for any reason) in as good condition as they were at the beginning of the Term, ordinary wear and tear excepted.

                  C. All alterations, additions, erections or improvements on or in the Leased Premises at the expiration of this Lease, except trade fixtures, shall, at the option of the LANDLORD, be and become a part of the Leased Premises, and shall, at the option of the LANDLORD, remain upon and be surrendered with the Leased Premises as a part thereof at the termination of this Lease. Should TENANT fail to remove any furniture or fixtures or personal property of any kind, then same shall be considered as abandoned and become the property of the LANDLORD. In the event LANDLORD may desire TENANT to remove additions or alterations, TENANT, at his expense, shall, upon expiration of this Lease, restore the Leased Premises to the same and as good order and condition as when the same were entered upon by TENANT, ordinary wear and tear excepted and in default thereof, LANDLORD may effect such removals and repairs and TENANT shall pay LANDLORD the cost thereof, with interest at the rate of one and one half percent (1.5%) percent per month commencing ten days after billing by LANDLORD. Improvements constructed by the LANDLORD are not subject to this section.

         9.  DEFAULT AND REMEDIES.

                  A. The following events shall be deemed to be events of default by TENANT under this Lease:

                           (i) TENANT shall have failed to pay any installment
of rent or any other charge provided herein, or any portion thereof when the same shall be due and payable; or

                           (ii) TENANT shall have failed to comply with any
other provisions of this Lease and shall not cure such failure within thirty
(30) days after LANDLORD, by written notice, has informed TENANT of such noncompliance (in the case of a default which cannot with due diligence be cured within a period of thirty (30) days, TENANT shall have such additional time to cure same as may be reasonably necessary, provided TENANT proceeds promptly and with due diligence to cure such default after receipt of said notice; or

                           (iii) TENANT or its guarantor, if any, shall file in
any court a petition in bankruptcy or insolvency or for the reorganization or arrangement within the meaning of the Bankruptcy Act as amended, or under any future Bankruptcy Act for the same or similar relief, or for the appointment of a receiver or trustee of all or a portion of TENANT's property; or

                           (iv) An involuntary petition of the kind referred to
in subparagraph (iii) herein shall be filed against TENANT or its guarantor, if any, and such petition shall not be vacated or withdrawn within sixty (60) days after the date of filing thereof; or

                           (v) TENANT or its guarantor, if any, shall make an
assignment for the benefit of creditors; or

                           (vi) TENANT or its guarantor, if any, shall be
adjudicated a bankrupt; or

                           (vii) A receiver shall be appointed for the property
of TENANT or its guarantor by a court of competent jurisdiction; or

                           (viii) TENANT shall cease to conduct its normal
business operations in the premises or shall vacate or abandon the premises and leave same vacated or abandoned for a period of ten (10) days; or

                           (ix) TENANT shall do or permit to be done anything
which creates a lien upon the premises which is not paid or discharged promptly; then LANDLORD, upon three (3) days' written notice to TENANT may elect either
(i) to cancel and terminate this Lease, or (ii) to terminate TENANT's right to possession only without terminating the Lease.

                  B. In the event of election under (ix) above to terminate TENANT's right to possession only, LANDLORD may, at LANDLORD's option, enter into the premises and take and hold possession thereof, without such entry into possession terminating this Lease or releasing TENANT in whole or in part from TENANT's obligation to pay the rent hereunder for the full stated Term. Upon such reentry with fifteen (15) days written notice, LANDLORD may remove all persons and property from the premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of TENANT, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. Upon and after entry into possession without termination of the Lease, LANDLORD, may but need not relet the premises, or any part thereof, for the account of TENANT, to any person, firm or corporation, other than TENANT, for such rent, for such time and upon such terms as LANDLORD, in LANDLORD's sole discretion, shall determine, and LANDLORD shall not be required to accept any tenant offered by TENANT or to observe any instruction given by TENANT about such reletting. In any such case, LANDLORD may make repairs and redecorate the premises to the extent deemed by LANDLORD necessary or desirable, and TENANT shall, upon demand pay the costs thereof, together with LANDLORD's expense of reletting, including commissions. If the consideration collected by LANDLORD upon any such reletting for TENANT's account, and after deducting all expenses incident thereto, including brokerage fees and legal expenses is not sufficient to pay monthly the full amount of the rent provided in this Lease, TENANT shall pay to LANDLORD the amount of each monthly deficiency upon demand. In the event that LANDLORD shall have terminated TENANT's right to possession only, LANDLORD shall have the right to cancel and terminate this Lease by serving five (5) days written notice on TENANT of such further election and to pursue any remedy at law or in equity that may be available to LANDLORD.

                  C. If TENANT shall fail to remove all personal property upon the abandonment of the leased premises or upon the termination of this Lease for any cause whatsoever, the LANDLORD, at its option, may remove the same in any manner that it shall choose and store the said effects without liability to the TENANT for loss thereof in any public or private warehouse, and the TENANT agrees to pay the LANDLORD on demand any and all expenses incurred in such removal, including court costs and attorney's fees and storage charges on such personal property for any length of time the personal property shall be in storage; or the LANDLORD, at its option, without notice, may sell said personal property, or any of the same, at private sale and without legal process, for such prices as the LANDLORD may obtain, and apply the proceeds of such sale upon any amounts due under this Lease from the TENANT to the LANDLORD and upon the expense incidental to the removal, storage, and sale of the personal property, rendering the surplus, if any, to the TENANT.

                  D. In the event of any breach hereunder by TENANT, LANDLORD may immediately or at any time thereafter, without notice, cure such breach for the account and at the expense of TENANT. If LANDLORD at any time by reason of such breach is compelled to pay, or elects to pay, any sum of money or do any act which will require the payment of any sum of money, or is compelled to incur any expense, including reasonable attorney's fees, the sum or sums so paid by LANDLORD, with interest thereon at the rate of one and one half percent (1.5%) per month from the date of payment thereof, shall be deemed to be due from TENANT to LANDLORD on the first day of each month following the payment of such respective sums or expenses.

                  E.  [THIS SECTION DELETED]

                  F. If at any time or times hereafter, if by reason of default, eviction or other action at law or equity, LANDLORD employ counsel for advice with respect to this Lease or any related landlord-tenant law issue, or employs counsel to intervene, file an eviction, complaint, notice, answer, motion or other pleading in any suit or proceeding relating to this Lease Agreement or the tenancy relationship, or to attempt to collect rents under or to enforce this Lease Agreement against TENANT, its assign(s) or subtenant(s), then, if any of such events, the prevailing party shall be entitled to all reasonable legal expenses arising from any such action.

                  G. This lease shall be construed under Colorado Law.

                  H. TENANT waives and disclaims any present or future right to withhold any rental payment or any other payment due under this Lease, or to set-off in any action for rental, against any obligation of LANDLORD, however incurred.

                  I. Should LANDLORD be in default under the terms of this Lease, LANDLORD shall have reasonable and adequate time in which to cure the same after written notice to LANDLORD by TENANT.

         10.  ASSIGNMENT OR SUBLETTING.

                  A. It is agreed that neither the Leased Premises nor any part thereof shall be sublet, nor shall this Lease be assigned by TENANT without the written consent of the LANDLORD having been first obtained, such consent shall not be unreasonably withheld by LANDLORD. No assignment for the benefit of creditors, or by operation of law, shall be effective to transfer any rights to an assignee without the written consent of the LANDLORD having been first obtained.

                  B. It is agreed that if this Lease be assigned, or if the Leased Premises or any part thereof be sublet or occupied by anyone other than TENANT, LANDLORD may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein specified, and no such collection shall be deemed a waiver of the covenant herein against assignment and subletting, or the acceptance of the assignee, subtenant or occupant as TENANT, or a release of TENANT from the complete performance by TENANT of the covenants herein contained on the part of TENANT to be performed. Notwithstanding any assignment or sublease, TENANT shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants and conditions of this Lease.

                  C. LANDLORD shall in any case have the right, at its option, to terminate this Lease, rather than have it sublet or assigned.

                  D. If at any time during the Term of this Lease any part or all of the corporate shares of a corporate TENANT or any part or all of the interests of a partnership or joint venture TENANT shall be transferred by sale, assignment, bequest, inheritance, operation of law, or other disposition so as to result in a change in the present effective voting control of TENANT by the person or persons owning a majority of said corporate shares or partnership or joint venture interests on the date of this Lease, TENANT shall promptly notify LANDLORD in writing of such change. LANDLORD, upon receipt of said written notice, shall not unreasonably withhold approval of such change in interest. If, however, LANDLORD determines that such change in interest shall materially affect the terms of this lease, it may terminate this lease at its sole option, by giving TENANT Ninety (90) days written notice of such termination.

         11.  ENCUMBRANCES.

                  A. It is agreed that this Lease is subject and subordinate to the lien of any trust deeds or mortgages now on, or which at any time may be made a lien upon the Leased Premises or the Project in which the Leased Premises are situated, and to all advances made or hereafter to be made upon the security thereof without any further action or consent being required.

                  B. At any time, and from time to time, TENANT agrees, upon request in writing from LANDLORD, to execute, acknowledge and deliver to LANDLORD a statement in writing certifying that this Lease is unmodified and in full force and effect or if there have been modifications, that the same is in full force and effect as modified and stating the modifications and the dates to which rent, herein stipulated, and other charges have been paid.

                  C. In the event of any transfer or sale of the Leased Premises by the LANDLORD, LANDLORD shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the Consummation of such transfer or sale. The acquirer, at such transfer or sale or any subsequent transfer or sale of the Lease Premises, shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of LANDLORD hereunder; this lease shall become part of any change in ownership, from LANDLORD to any Third Party, under the same terms and conditions hereof.

         12.  EMINENT DOMAIN.

                  A. If the whole of the Leased Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the Term of this Lease shall cease and terminate as of the date of title vesting in such proceeding and all rentals shall be paid up to that date and TENANT shall have no claim against LANDLORD nor the condemning authority for the value of any unexpired Term of this Lease. If any part of the Leased Premises shall be acquired or condemned as aforesaid, and in the event that such partial taking or condemnation shall render the Leased Premises unsuitable for the business of the TENANT, then the Term of this Lease shall cease and terminate as of the date of title vesting in such proceeding. TENANT shall neither have a claim against LANDLORD nor against the condemning authority for the value of any unexpired Term of this Lease and rent shall be adjusted to the date of such termination. In the event of a partial taking or condemnation which is not extensive enough to render the premises unsuitable for the business of the TENANT, the LANDLORD shall promptly restore the Leased Premises to a condition comparable to its condition at the time of such condemnation less the portion lost in the taking, and this Lease shall continue in full force and effect without any reduction or abatement of rent.

                  B. In the event of any condemnation or taking as aforesaid, whether whole or partial, the TENANT shall not be entitled to any part of the award paid for such condemnation and LANDLORD is to receive the full amount of such award, the TENANT hereby expressly waiving any right or claim to any part thereof. Although all damages in the event of condemnation are to belong to the LANDLORD whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Leased Premises, TENANT shall have the right to claim and recover from the condemning authority, but not from LANDLORD, such compensation as may be separately awarded or recoverable by TENANT in TENANT's own right on account of any and all damage to TENANT's business by reason of the condemnation and for or on account of any cost or loss to which TENANT might be put in removing TENANT's merchandise, furniture, fixtures, leasehold improvements and equipment.

         13.  MUTUAL WAIVER OF SUBROGATION.

                  Anything in this Lease to the contrary notwithstanding, neither LANDLORD nor TENANT shall be liable to the other for any business interruption or any loss or damage to property or injury to or death of persons occurring on the Leased Premises or the adjoining properties, sidewalks, streets or alleys, or in any manner growing out of or connected with TENANT's use and occupation of, or LANDLORD's operation and maintenance of, the Leased Premises, or the condition thereof, or of sidewalks, streets or alleys adjoining, caused by the negligence or other fault of LANDLORD or TENANT or of their respective agents, employees, subtenants, licensees or assignees, to the extent that such business interruption or loss or damage to property or injury to or death of persons is covered by or indemnified by proceeds received from insurance carried by the other party (regardless of whether such insurance is payable to or protects LANDLORD or TENANT or both) or for which such party is otherwise reimbursed; and LANDLORD and TENANT each hereby respectively waives all right of recovery against the other, its agents, employees, subtenants, licensees and assignees, for any such loss or damage to property or injury to or death of persons to the extent the same is covered or indemnified by proceeds received from any such insurance, or for which reimbursement is otherwise received. Nothing in this Paragraph contained shall be construed to impose any other or greater liability upon either LANDLORD or TENANT than would have existed in the absence of this Paragraph.

         14. ADDITIONAL COVENANTS. TENANT further covenants and agrees:

                  A. To comply with all lawful orders, building codes, regulations and requirements issued by any Federal, State or Municipal Governments, or any department or division thereof, insofar as the same are applicable to its possession and occupancy of the Leased Premises. TENANT further covenants not to use the Leased Premises for any purposes now or hereafter prohibited by the Laws of the United States, the State of Colorado or applicable ordinances; or for any improper or questionable purpose whatsoever.

                  B. That it will indemnify LANDLORD and save LANDLORD harmless from each and every loss, cost, damage or expense arising out of any accident or other occurrence causing injury to any person or property whomsoever or whatsoever, and due directly or indirectly to the condition of the Leased Premises or to the use or neglect of the Project premises, or any part thereof, by said TENANT, or any person or persons holding under said TENANT, and will indemnify and hold harmless said LANDLORD from all damages and penalties arising out of any failure of TENANT, in any respect, to comply with all and any of the requirements and provisions of this Lease; and shall hold LANDLORD harmless from any penalty, damage and charge imposed for any violation of any laws, whether occasioned by act or neglect of said TENANT, or by another or others in the Leased Premises holding under or through TENANT. TENANT shall not hold or attempt to hold LANDLORD liable for any injury or damage, either proximate or otherwise; or liable for any injury or damage occasioned by defective wiring or breakage or stoppage of plumbing or sewage upon the Leased Premises, whether said breakage or stoppage results from freezing or otherwise. In the event, that LANDLORD, in its acts or omissions, is found grossly negligent under this section, said indemnification shall not apply.

                  C. That no assent, expressed or implied, to any breach of any one or more of the covenants or agreements hereof, nor the delay of LANDLORD in the assertion of any rights hereunder, shall be deemed to be taken to be a waiver of any succeeding or other breach. The various rights, remedies, powers, options and elections of LANDLORD reserved, expressed or contained in this Lease are cumulative and no one of them shall be deemed to be exclusive of the others or of such other rights, remedies, powers, options or elections as are now or may hereafter be conferred upon LANDLORD by law.

                  D. To display no sign, advertisement, notice or other lettering on any part of the outside of the Leased Premises or the Project of which they form a part, or inside exterior glass, without, in each instance, the prior written consent of LANDLORD, such consent may be arbitrarily withheld by LANDLORD. No trade fixtures or other projections shall be attached to the outside walls or roof of the Leased Premises without the prior written consent of the LANDLORD, such consent may be arbitrarily withheld by LANDLORD. LANDLORD is to provide a bronze strip suite entrance sign according to building standards with lettering and wording approval by TENANT. Additionally, the lobby directory strip will be in accordance with building standards with wording approved by TENANT.

                  E. To permit LANDLORD to place a "For Rent" sign upon the Leased Premises, only during the last 90 days of Lease term; and LANDLORD may, at any reasonable hour of the day, enter into or upon, and go through and view and inspect, the Leased Premises.

                  F. That no act or thing done by LANDLORD or LANDLORD's agents during the Term hereof, or any extension thereof, shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such surrender shall be valid unless in writing signed by LANDLORD.

                  G. No payment by TENANT, or receipt by LANDLORD, of a lesser amount than the rent and other charges herein stipulated, shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check, or payment as rent, be deemed an accord and satisfaction, and LANDLORD may accept such check or payment without prejudice to LANDLORD's right to recover the balance of such rent or pursue any other remedy available to LANDLORD.

                  H. That the exhibits or supplements, if any be hereto attached, are made a part hereof and shall be binding upon the parties hereto, and if any provision of said exhibits or supplements shall conflict in any manner with any other provision of this Lease, the provision of the supplement shall prevail.

                  I. That all the terms, conditions and covenants to be observed and performed by the parties hereto shall be applicable and binding upon their heirs, executors, administrators, successors and assigns.

                  J. That the invalidity or unenforceability of any provision of this Lease shall not affect or impair the validity of any other provision. The laws of the State of Colorado shall govern the interpretation, validity, performance and enforcement of this Lease.

         15.  NO PARTNERSHIP, JOINT VENTURE OR AGENCY.

                  It is expressly understood that LANDLORD and TENANT are not partners or joint venturers and that LANDLORD has no right, title or interest in and to the business of TENANT, and that LANDLORD has no right to represent or bind TENANT in any respect whatsoever, and that nothing herein contained shall be deemed, held or construed as making LANDLORD a partner, joint venturer, or associate of TENANT, nor as rendering LANDLORD liable for any debts, liabilities or obligations incurred by TENANT. Neither is the relationship between LANDLORD and TENANT that of Principal and Agent. It is expressly understood that the relationship between the parties hereto is, and shall at all times, remain that of LANDLORD and TENANT.

         16.  HOLDING OVER.

                  It is agreed that if, after the expiration of this Lease, TENANT shall, without LANDLORD's consent, remain in possession of the Leased Premises and shall continue to pay rent without written agreement as to such possession, such TENANT shall be regarded as a tenant from month to month, at a monthly rental, payable in advance, equal to two (2) times the monthly rental for the last full month immediately prior to said expiration, and shall otherwise be subject to all the terms and conditions of this Lease.

         17.  QUIET ENJOYMENT.

                  Upon payment by the TENANT of the rents and other charges herein provided, and upon the observance and performance of all the covenants, terms and conditions on TENANT's part to be observed and performed, TENANT shall peaceably and quietly hold and enjoy the Leased Premises for the term hereby leased without hindrance or interruption by LANDLORD or any other person or persons lawfully or equitably claiming by, through or under the LANDLORD, subject, nevertheless, to the terms and conditions of this Lease.

         18.  RULES AND REGULATIONS.

                  TENANT shall comply with all rules and regulations set forth in Exhibit "F". Any violation of said rules shall be a failure to perform a covenant of this Lease. LANDLORD shall have the right to make additions and amendments to said regulations from time to time and such additions and amendments shall be as binding on TENANT as if set forth herein.

         19.  FORCE MAJEURE.

                  In the event that either party shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, riots, insurrection or war, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this section shall not operate to excuse TENANT from prompt payment of Rents or any other payments required by the terms of this Lease; however, LANDLORD agrees to abatement of rent after 30 days, only if any act is substantially disruptive affecting all tenants and their ability to do business.

         20.  RECORDING BY TENANT.

                  It is understood by the parties hereto that this Lease or any memo thereof, shall not be recorded by TENANT without LANDLORD's written permission.

         21.  NO OPTION.

                  The submission of this Lease for examination or execution does not constitute a reservation of or option for the Leased Premises, and this Lease becomes effective as a Lease only upon execution and delivery thereof by LANDLORD and TENANT.

         22.  ATTORNMENT.

                  At the election of the encumbrancer, TENANT shall, in the event of any foreclosure of any encumbrances attorn to the purchaser upon any such foreclosure sale and recognize such purchaser as the LANDLORD. This lease shall become part of any change in ownership, from LANDLORD to any Third Party under the same terms and conditions hereof.

         23.  NOTICE.

                  Any notice which may be required to be given hereunder from either of the parties to the other shall be in writing. Said notice may be served personally or shall be deemed duly served by LANDLORD upon TENANT if mailed by Certified Mail, Return Receipt Requested, with proper postage prepaid, addressed to TENANT at the address at the Leased Premises hereby leased, and by TENANT upon LANDLORD if mailed by Certified Mail, Return Receipt Requested, with proper postage prepaid, addressed to LANDLORD at the address in Paragraph 4D of Lease Agreement, or at such other address as either party may hereafter fix, by notice in writing to the other.

         24.  REPRESENTATIONS.

                  TENANT acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties except as are expressed herein.

         25.  AMENDMENTS OR APPROVALS.

                  No amendment or modification of this Lease, or any approvals or permissions of LANDLORD required under this Lease, shall be valid or binding unless reduced to writing and executed by the parties hereto in the same manner as the execution of this Lease.

         26.  GRAMMATICAL CHANGES.

                  Wherever the words "LANDLORD" and "TENANT" are used in this indenture, they shall include "LANDLORD" and "TENANT's" and shall apply to persons, both men and women, companies, associations, partnerships, corporations and trusts.

         27.  ARTICLE HEADINGS.

                  It is agreed that the head notes or article headings are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope or intent of this Lease.

                                   EXHIBIT "A"
                                 LEASED PREMISES



                                  [FLOOR PLAN]

                                    EXHIBIT B

                        LANDLORD'S WORK AND IMPROVEMENTS



Landlord agrees to paint and carpet (to building standard quality) the entire floor and provide $7,500 for partitions and doors.

                                   EXHIBIT "C"
                          LEGAL DESCRIPTION & SITE PLAN

To Wit:

Lot 3, Block 1, CHAPEL HILLS TECHNOLOGICAL CENTER as recorded in Plat Book P-2 at Page 76, in the records of El Paso County, Colorado, Except the following:
Commencing at the Southeast corner of said Lot 3; thence N 45(Degrees)52'29" E,
69.99 feet to the Point of Beginning of the said exception (the Basis of Bearing is the Southerly line of said Lot 3, being N 88(Degrees)47'02" E, to which all bearings are relative); thense S 39(Degrees)15'38" W, 7.61 feet; thence S 88(Degrees)47'06" W, 190.32 feet; N 44(Degrees)29'29" W, 10.19 feet; thence N
02(Degrees)13'55" E, 208.74 feet; thence N 05(Degrees)21'31" E, 71.10 feet;
thence N 38(Degrees)57'59" E, 109.24 feet; thence N 82(Degrees)53'00" E, 4.16 feet; thence S 53(Degrees)11'58" E, 200.82 feet; thence S 06(Degrees)16'34" E,
10.23 feet; thence S 40(Degrees)38'51" W, 52.15 feet; thence S 15(Degrees)11'31" W, 107.62 feet; thence S 10(Degrees)15'49" E, 84.64 feet to the Point of Beginning of the above described exception.

                                   EXHIBIT "D"
                                    GUARANTY

         Guaranty, dated as of this 20th day of October, 1997, made by JOHN STREET ("Guarantor"). Guarantor has received a copy of the Lease between USA.NET and THE CHAPEL HILLS OFFICE BLDG., A JOINT VENTURE (the "LANDLORD") dated the _____ day of _________________, 19___, (the "Lease"), has examined the Lease and is familiar with all the terms, covenants and provisions contained therein, and as an inducement to LANDLORD to enter into the foregoing Lease, does hereby unconditionally guarantee* in accordance with the Lease, and that TENANT will faithfully perform and observe each covenant and condition of the Lease to be performed or observed by TENANT. This Guaranty is an unconditional, irrevocable, and absolute guarantee of payment and performance. Guarantor does hereby agree that the TENANT has full authority to make any changes, modifications and alterations in the foregoing Lease which shall be agreeable to LANDLORD, and that such changes, modifications and alterations will not relieve the undersigned from their responsibility hereunder.

         Guarantor's obligation under this Guaranty shall in no way be affected or impaired by reason of the happening from time to time of any of the following with respect either to the Lease or to this Guaranty, even without notice to or the further consent of Guarantor.

         A. The extension by LANDLORD of the time for payment by TENANT of any sums owing or payable under this Lease.

         B. The assignment, subletting or mortgaging or the purported assignment, subletting or mortgaging of all or part of TENANT's interest in the Lease.

         C. The waiver, failure, omission or dely of LANDLORD to enforce, assert, or exercise any right, power or remedy conferred on LANDLORD in the Lease or by law or any action on the part of LANDLORD granting indulgence or extension in any form.

         D. The voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, a receivership, an insolvency, a bankruptcy, an assignment for the benefit of creditors, a reorganization, or any other similar proceeding affecting TENANT or any of its assets, or the disaffirmance of the Lease in any such proceeding.

         E. Any other cause, whether similar to or dissimilar from the foregoing.

         Notice of acceptance of this Guaranty and any obligations or liabilities contracted or incurred by TENANT are all hereby waived by Guarantor.

         This Guaranty shall be governed by and construed in accordance with the laws of the State of Colorado.

         No waiver by LANDLORD of the payment by Guarantor of any of his obligations contained in this Guaranty, nor any extension of time for the payments by Guarantor of any such obligations, shall affect or impair this Guaranty or constitute a waiver or relinquishment of any rights of LANDLORD hereunder for the future. No action brought under this Guaranty against Guarantor and no recovery had in pursuance thereof shall be any bar or defense to any further action or recovery which may be brought or had under this Guaranty by reason of any default or further default by TENANT.

         All the provision of this Guaranty shall inure to the benefit of LANDLORD and its grantors, successors and assigns, and shall inure to the benefit of any future owner of the fee title of which the Leased Premises (as defined in the Lease) are a part; and all the provisions of this Guaranty shall be binding upon the Guarantor, his heirs, legal representatives, successors and assigns.

         If this Guaranty is signed by more than one Guarantor, each such Guarantor shall be jointly and severally liable hereunder.

         All of LANDLORD's rights and remedies under the Lease and under this Guaranty shall be distinct, separate and cumulative and no such right or remedy shall be exclusive of or a waiver of any of the others.

         IN WITNESS WHEREOF, the undersigned have executed this Guaranty effective this 20th day of October, 1997.

                                        GUARANTOR:


                                        BY: /s/ John Street
                                           ------------------------------------
                                             JOHN STREET

ADDRESS:  1310 NORTHGATE ROAD, BLACK FOREST, COLORADO  80921

-------------------------------
*A LIMITED GUARANTY OF ALL SUMS EXPENDED BY LANDLORD FOR TENANT FINISH AND FOR THE $57,500 OF RENTAL ABATEMENT.**UPON REPAYMENT OF THE $57,500 PLUS INTEREST, AS OUTLINED IN SECTION 1(a) OF THE ADDENDUM, THE GUARANTOR SHALL BE RELEASED FROM ANY AND ALL LIABILITY.

**AT THE END OF THE 16TH MONTH OF THE PRIMARY LEASE TERM AND

                                   EXHIBIT "E"
                              SERVICES AND EXPENSES


         1. Notwithstanding any term in this Lease to the contrary, it is the intent of the LANDLORD and TENANT that this Lease is an absolute net lease to the LANDLORD with the TENANT paying its proportionate share of all costs of operation of the Project including and not limited to the cost of managing, operating, cleaning of common areas and tenant spaces per building standards as may be determined by the LANDLORD from time to time, equipping, protecting, lighting, relamping, repairing, replacing, heating, air conditioning, of all the areas of the Project or any other costs reasonably related to the cost of the operation of the Project. Such costs shall include, but shall not be limited to utilities, supplies, janitorial services, management fees, employees' wages, social security and unemployment insurance contributions, union benefits, rubbish, snow and ice removal, maintenance and replacement of landscaping, paving, parking lot striping and premiums for insurance.

The LANDLORD shall provide only those services specifically stated in this Exhibit at the cost of the TENANT. TENANT covenants and agrees to procure all other services and pay all other costs and expenses or reimburse LANDLORD should LANDLORD elect to pay certain costs and expenses.

         2.  INSURANCE.

                  A. LANDLORD shall procure all risk coverage subject to standard exclusions (including coverage for rental loss in connection with damage and destruction covered by the said fire and extended coverage insurance), liability, workman's compensation and other reasonably necessary insurance on the Project. TENANT shall reimburse LANDLORD monthly, as Additional Rent for its proportionate share of the actual net cost and expense to LANDLORD of such insurance including losses due to deductible insurance of the LANDLORD. TENANT's proportionate share of such costs shall be determined by Paragraph 7 of this Exhibit. One-twelfth (1/12th) of the amount due shall be payable on the first day of each month and added to the monthly rental. These amounts may be based on an estimate until the actual premiums are available and then available adjustments shall be made and any difference shall be payable based on TENANT's actual share as determined. Said payment amount shall be modified annually, if necessary, in order to accurately reflect the actual insurance premium payment.

                  B. TENANT shall maintain at its sole cost and expense fire and extended coverage, vandalism, malicious mischief and special extended coverage insurance in an amount adequate to cover the cost of replacement of all furniture, fixtures, alterations, decorations, inventory, goods, merchandise, improvements and equipment in the Leased Premises, whether supplied or owned by the TENANT or by the LANDLORD in companies and form acceptable to LANDLORD. The policy of insurance required to be obtained hereunder by TENANT shall provide that any and all loss proceeds shall be payable to LANDLORD and TENANT as their interest may appear and shall state that the insurer will not cancel or change the insurance without first giving the LANDLORD twenty (20) days prior written notice. A copy of the policy or a certificate of insurance shall be delivered to the LANDLORD within thirty (30) days of TENANT's occupancy of the premises.

                  C. TENANT agrees that it will not keep, use, sell or offer for sale upon the Leased Premises any article that may be prohibited by the LANDLORD's form of fire insurance policy. TENANT agrees to pay any increase in premiums for insurance that may be charged during the Term of tenants or subtenants in the Project resulting from the presence, storage, use or sale of equipment, materials, supplies, merchandise or other articles in or about the Leased Premises, whether or not LANDLORD has consented to the same or not.

                  D. TENANT, shall for the entire Term hereof, keep in full force and effect a policy of public liability and property damage insurance with respect to the Leased Premises, hallways of Leased Premises, and the business operated by TENANT and any subtenants of TENANT in the Leased Premises. The limits of said policy shall be no less than One Million ($1,000,000.00) Dollars combined single limit coverage for bodily injury and property damage liability. The policy shall name LANDLORD, any person, firm, or corporation designated by LANDLORD, and TENANT as the insured and shall state that the insurer will not cancel or change the insurance without first giving the LANDLORD twenty (20) days prior written notice. The insurance shall be with an insurance company licensed to do business in the State of Colorado. A copy of the policy or a certificate of insurance shall be delivered to LANDLORD within thirty (30) days of TENANT's occupancy of the premises. TENANT shall increase the foregoing limits if LANDLORD deems such increase is desirable to protect TENANT and LANDLORD as well.

                  E. TENANT shall repair any damage that might be caused to the Leased Premises in connection with breaking and entering of said Leased Premises for the purpose of larceny.

                  F. TENANT shall maintain at its own cost and expense a Standard Form of Worker's Compensation and Employer's Liability Insurance covering all TENANT's employees for injury or illness suffered in the course of or arising out of their employment, providing Statutory Worker's Compensation benefits and Employer's Liability Limits of liability of not less than One Hundred Thousand ($100,000.00) Dollars and TENANT shall show evidence of such coverage.

         3.  UTILITIES.

                  A. TENANT shall be solely responsible for and shall promptly pay its proportionate share per Paragraph 7 hereof, of all charges for heat, water (including sewage charges and/or taxes based on water consumption), gas, electricity, or any other utility used or consumed in the Leased Premises. Should LANDLORD elect to supply the water, gas, heat, electricity or other utility used or consumed in the Leased Premises, TENANT agrees to purchase and pay for same as Additional Rent provided such rate is no higher than TENANT could obtain for like service from the utility company. In no event shall LANDLORD be liable for an interruption or failure in the supply of any such utilities to the Leased Premises.

                  B. TENANT agrees to install no electrical equipment which overloads the lines or interferes with other equipment in the Project, or any part thereof and if said lines are overloaded by such installation, to immediately remedy the same at its own expense and to comply with all requirements of the Insurance Underwriters or governmental authorities.

         4.  TAXES.

                  A. TENANT covenants and agrees to pay to LANDLORD, as Additional Rent, that sum which is equal to TENANT's proportionate share as determined in Paragraph 7 of this Exhibit of real estate taxes and special assessments levied and imposed against the entire Project and payable by LANDLORD. For the tax year in which this Lease commences or terminates, the provisions hereof shall apply in the proportionate to which the number of months the Leased Premises are occupied by TENANT bear to a full tax year. In addition to the foregoing, TENANT shall be liable for all taxes levied against all personal property, and trade fixtures placed by TENANT in or about the Leased Premises, and for any tax increase due to improvements, additions or alterations to the Leased Premises made during the Term of this Lease.

                  B. In the event that any tax or assessment other than real estate, public utility or school zone tax is ever levied against the Project, such as a rent, business or gross receipt tax or otherwise, said tax shall be the sole responsibility of TENANT. TENANT shall pay the same as further Additional Rent before any fine, penalty, interest or costs may be added thereto for the nonpayment thereof.

         5.  MAINTENANCE AND REPAIR.

                  A. LANDLORD agrees to provide regular maintenance so as to keep in good order, condition, and repair, foundations and structural portions of the Leased Premises, except for any damage thereof caused by any act or negligence of TENANT, its employees, invitees, agents, licensees, or contractors. The LANDLORD shall not be responsible if TENANT is negligent to make plumbing, electrical, or mechanical repairs or replacements or other improvements of repairs of any kind upon the Leased Premises except as may be expressly set out in this Lease. Any dispute between LANDLORD and TENANT as to the LANDLORD's obligations under this Paragraph shall not excuse the payment of rent or other performances by TENANT.

                  B. TENANT agrees that, from and after the date that possession of the Leased Premises is delivered to the TENANT, and until the end of the Term hereof, it will be responsible for its prorata share of payments of all repairs, maintenance, and replacements to the Leased Premises other than those specifically required to be performed by LANDLORD in Paragraph A above, including but not limited to the interior and exterior portions of Project including all doors, windows, plate glass and show windows surrounding the Leased Premises, roof and Project skin; the mechanical plumbing, heating, air conditioning, ventilating and electric equipment and systems; partitions, and all other fixtures, appliances and facilities furnished by TENANT or LANDLORD.

                  C. LANDLORD reserves the right to elect to provide certain maintenance, repairs, and replacements, including preventative maintenance. In the event of such election, TENANT shall pay its proportionate share of expenses as determined in Paragraph 7 of this Exhibit.

                  D. TENANT shall not, however, be responsible for repair of any damage caused by any act of gross negligence of LANDLORD, its employees or agents. TENANT shall not be required to make structural repairs or alterations which may be required by governmental rules, order or regulations unless resulting from the business operations maintained by TENANT in the Leased Premises. TENANT shall not permit or suffer the Leased Premises, or the walls or the floors thereof to be endangered by overloading. All repairs, maintenance, replacement or any other work required by this Paragraph shall be approved by LANDLORD prior to commencement of such work.

                  E. Should any provision of this Paragraph 5 be inconsistent with any other provision of this Lease, this Paragraph 5 shall prevail.

         6.  COMMON AREAS.

                  A. The "Common Area" of the Project is that part designated by LANDLORD from time to time for the common use of all tenants, including among other facilities, parking area, sidewalks, landscaping, curbs, truckways, delivery passages, enclosed and open mall, loading areas, private streets and alleys, lighting facilities, drinking fountains, meeting rooms, locker rooms, public toilets, hallways, lobbies, elevators, service rooms, equipment and the like. LANDLORD reserves the right to change from time to time the dimensions and location of the Common Areas as shown on Exhibit "A" as well as the dimension, identity and type of any buildings (except the Leased Premises) shown on Exhibit "A" and to construct additional buildings or additional stories on existing buildings or other improvements in the Project. LANDLORD also reserves the right to dedicate portions of the Common Area and other portions of the Project (except the Leased Premises) for street, park, utility and other public concessionaires and licensees shall have the non-exclusive right to use the Common Area, as constituted from time to time, such use to be in common with LANDLORD, other tenants of the Project and other persons entitled to use the same, and subject to the rules and regulations governing use as they may be amended from time to time, including the designation of specific areas in which automobiles owned by TENANT, its employees, sublessees, concessionaires and licensees shall be parked. Upon request of LANDLORD, TENANT will furnish to LANDLORD a complete list of the license numbers of all automobiles operated by TENANT, its employees, sublessees, concessionaires or licensees. TENANT shall not take any action which would interfere with the rights of other persons to use the Common Area. LANDLORD may temporarily close any part of the Common Area for such periods of time as may be necessary to prevent the public from obtaining prescriptive rights or to make repairs or alterations.

                  B. LANDLORD will operate and maintain the Common Area. The "LANDLORD's Operating Costs" shall be those of operating and maintaining the Common Area in a manner deemed by LANDLORD reasonable and appropriate and for the best interests of the Project, including, without limitations; all costs and expense of managing, operating, maintaining, repairing, replacing, lighting, providing janitorial service, cleaning, painting, striping, policing, insuring, providing utilities, removing snow, ice debris, conducting efficiency studies, and regulating traffic; costs and expenses, if any, of heating, ventilating and air conditioning the common areas; cost and expenses of inspection, maintenance, and depreciation of machinery and equipment used in the operation and maintenance of the common facilities, including, if any the Common Area heating, air conditioning and ventilating equipment, and personal property taxes and other charges incurred in connection with such equipment; costs and expense of maintaining, planting, replanting and replacing flowers and shrubbery and planters; real estate taxes and special assessments applicable to the Common Area and land underlying same; cost and expense for the rental of music program services and loudspeaker systems including furnishing electricity therefor; sprinkler maintenance costs; administrative costs equal to four percent (4%) of the annual Minimum Rent, of operating and maintaining the Common Area. Such costs and expenses shall not include depreciation (other than depreciation specified).

                  C. TENANT shall pay LANDLORD, as Additional Rent, its proportionate share of LANDLORD's Operating Costs. The TENANT's proportionate share shall be determined by Paragraph 7 of this Exhibit.

                  D. The charge required hereunder shall be paid by TENANT in monthly installments in such amounts as are estimated and billed by LANDLORD at the beginning of a twelve (12) month period commencing and ending on dates designated solely by LANDLORD, each such installment being due on the first day of each month. The monthly payments to be made by TENANT shall be adjusted and revised to compensate for any overpayment or underpayment made by TENANT in such preceding twelve (12) month period. Within ninety (90) days after the end of each twelve (12) month period, LANDLORD shall, upon request, make available LANDLORD's records relating to LANDLORD Operating Costs for such preceding period.

         7. PROPORTIONATE SHARE. TENANT's proportionate share of expenses or other amounts shall be computed by multiplying said expense or amount by a fraction, the numerator of which shall be the number of Leaseable Square Footage of area in the Leased Premises leased by the TENANT and the denominator of which shall be the total number of Leaseable Square Footage of area in the Project. Total Leaseable Square Footage of area in the Project is subject to change based on Common Area changes.

         8. BOOKS AND RECORDS. LANDLORD shall maintain books and record outlining the costs of the Services and Expenses described in this Exhibit "E" and shall make same available for inspection by the TENANT during normal business hours with reasonable notice by the TENANT.

                                   EXHIBIT "F"

                              RULES AND REGULATIONS


         A. The sidewalks, entrances, halls, passages, elevators and stairways shall not be obstructed by any of the tenants or used by them for any other purpose than for ingress and egress to and from their respective Leased Premises.

         B. Tenants, their agents, employees or visitors, shall not make or commit any improper noises or disturbances of any kind in the Project, or make or defile the Project or interfere in any way with other tenants or those having business with them.

         C. The toilet rooms, water closets, locker rooms and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes, chemicals or other unsuitable substances, shall be thrown therein. Any damage from such misuse or abuse shall be borne by the TENANT by whom or by whose employees or visitors it shall be caused.

         D. No carpet, rug or other article shall be placed in corridors as a door mat, and nothing shall be thrown or allowed to drop by the tenants, their agents, employees or visitors out of the windows, doors, or balconies, or down the passages or shafts of the Project, and no tenants shall sweep or throw or permit to be thrown from the Leased Premises, any dirt or other substance into any of the corridors or halls, elevators, shafts or stairways of such Project.

         E. No articles (except for interior artwork) shall be fastened to or holes drilled or nails or screws driven into walls, window, partitions, nor shall the walls or partitions be painted, papered or otherwise covered, or in any way marked or broken, without the prior written consent of the LANDLORD.

         F. Nothing shall be placed on the windows or on the outside of the Project by the TENANT including communication devices.

         G. The only window treatment permitted for the windows in the Leased Premises is that approved in writing by the LANDLORD.

         H. No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of said Project except those approved in writing by LANDLORD.

         I. After permission to install telephones, call boxes, telegraph wires or other electric wires shall have been granted, LANDLORD shall approve their location before installation. No wires shall be run in any part of the Project excepting by or under the direction of LANDLORD. Attaching of wires to the outside of the Project is absolutely prohibited. It is understood that telephones are installed solely for the use and benefit of TENANT and accordingly, TENANT will defend and save LANDLORD harmless from any damages thereto.

         J. The LANDLORD shall in all cases have the right to prescribe the weight and proper position of safes or other heavy objects in the Project; and the bringing in of said safes, all furniture, fixtures or supplies, the taking out of said articles and moving about of said articles within the Project, shall only be at such times and in such manner as the LANDLORD shall designate; and any damage caused by any of the before mentioned operations or by any of the said articles during the time they are in the Project, shall be repaired by TENANT at TENANT'S expense.

         K. No bicycles or similar vehicles will be allowed in the Building. No animals or birds shall be brought into or kept upon the Project.

         L. No TENANT shall do or permit anything to be done in said Project, or bring or keep anything therein which will in any way increase the rate of fire insurance on the Project or on property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them or conflict with the laws relating to fires, or with the regulations of the Fire Department or with any insurance policy upon said Project or any part thereof, or conflict with any of the rules and ordinances of the Department of Health. Tenants understand and agree that the vehicle of any tenant, its employees, agents or guests, parked in an unauthorized area, and particularly in areas designated by specially as visitor parking or fire lane areas, may be towed away at owner's risk and expense.

         M. LANDLORD shall not be responsible to tenants for loss of property or for any damage done to the furniture or other effects of tenants by the LANDLORD or any of its employees or agents or any other persons or firms unless proof of LANDLORD's gross negligence for such damage or loss of property is established.

         N. TENANTS shall securely lock the doors to its tenant spaces at all times before leaving the Project and TENANTS shall securely lock the doors to the main entries before leaving the Project during the times other than regular business hours of the Project.

         O. No machinery of any kind, other than normal office machines (i.e., electric typewriters, dictating or adding machines, or similar desk type equipment only), shall be allowed to be operated on the Leased Premises without prior written consent of LANDLORD.

         P. No interference with the heating apparatus will be permitted. TENANTS shall maintain minimum heating requirements.

         Q. The use of the Leased Premises as sleeping apartments, for the preparation of foods except as approved by LANDLORD, or for any immoral or illegal purpose is absolutely prohibited.

         R. No TENANT shall conduct, or permit any other person to conduct, any auction upon its Leased Premises, or store goods, wares, or merchandise upon its Leased Premises without the prior written approval of the LANDLORD except for the usual supplies and inventory to be used by the TENANT in the conduct of its business.

         S. All glass, locks and trimmings, in or about the doors and windows of the Leased Premises and all electric fixtures on the Leased Premises which belong to the Project shall be kept whole, and whenever broken by TENANT or TENANT's employees, agents, guests, invitees or licensees, TENANT shall immediately notify LANDLORD of such breakage. All such breakage shall be repaired by LANDLORD at TENANT's expense or may be repaired by TENANT at TENANT's own expense at the option of the LANDLORD.

         T. Any and all damage to floors, walls or ceilings due to TENANT or TENANT's employees failure to shut off running water or liquid, shall be paid by TENANTS.

         U. All furniture or fixtures in carpeted areas shall have carpet casters, carpet shields, or other similar protective devices.

         V. No additional locks shall be placed upon any doors without the written consent of the LANDLORD, and the TENANTS shall not permit any duplicate keys to be made. All necessary keys shall be furnished by the LANDLORD and the same shall be surrendered upon the termination of this Lease, and the TENANTS shall then give to the LANDLORD or his agents explanation of the combination upon the doors or vaults.

         W. If TENANTS do not keep their Leased Premises in a good state of preservation and cleanliness during the continuance of this Lease, the Superintendent of LANDLORD or contractor designated by LANDLORD may take charge of and clean the said Premises at TENANT's cost.

         X. TENANTS will not conduct any auction, fire or bankruptcy sales without first obtaining LANDLORD's written consent; or utilize any illegal method of business operation; will not use or permit the use of any apparatus for sound reproduction or transmission of any musical instrument or device in such manner that the sounds so reproduces, transmitted or produces shall be audible beyond the interior of the Leased Premises; will not cause or permit objectionable odors to emanate or be unreasonably dispelled from the Leased Premises; and will not load or unload or permit the loading or unloading of merchandise, supplies or other property outside the areas designated therefor and will comply with LANDLORD's reasonable rules for the delivery and shipping of merchandise; and will use its best efforts to prevent the parking or standing outside of said area, of trucks, trailers or other vehicles or equipment engaged in such loading or unloading; and will not solicit business in the parking lot or other Common Areas or distribute handbills or other advertising matter in said areas.

         Y. The LANDLORD will establish from time to time the hours of operation of the mechanical, electrical and security systems of the Project to allow TENANTS a reasonable period of operation that is equitably consistent with the uses by the TENANTS of the Project. TENANT shall be responsible for additional charge on utilities if use of the building by TENANT is over 20% of regular business hours. Such charge shall be based on the same percentage as use overage occurs.

         Z. LANDLORD reserves the right to make reasonable rules and regulations to control the use of parking.

                                    ADDENDUM
                             TO THE LEASE AGREEMENT
                                     BETWEEN
         THE CHAPEL HILLS OFFICE BUILDING, A JOINT VENTURE ("LANDLORD")
                                       AND
                            USA.NET, INC. ("TENANT")


         1.       Rent

                           Months          Net Rent      Operating Expenses
                           ------          --------      ------------------
                           1-6(a)           $11.50             $5.75
                           7-18             $12.50             $5.75
                           19-30            $13.00             $5.75
                           31-52            $13.50             $5.75
                           53-60            $14.00             $5.75

                  (a) The net rent for months 1-4 shall be abated and the Tenant shall be responsible for the Operating Expenses only. The net rent on 15,000 sq. ft. in months 1-6 per month is $14,375 and the total abatement concession is $57,500. The $57,500 concession shall be amortized over months 5 through 16 and shall accrue interest at a rate of 10% per annum at the beginning of the 5th month.

         2. Operating expenses are subject to the provisions of additional rent contained in Section 4 of the Lease.

         3. Landlord reserves the right to submeter the Tenant's premises area in the event Tenant's use of utilities exceeds normal building usage.

         4. Tenant has the right to use the balance of the space on the 4th floor. The costs of the right shall be the monthly operating costs on the balance of the space for the first six
                  (6) months. Beginning in month seven (7), Tenant shall be responsible for net rent and operating expenses.

         5. Landlord agrees to permit Tenant, at Tenant's cost, to erect a building mounted sign on the freeway side of the building, which will be clearly visible from the freeway. The sign shall be in accordance with city and state ordinances and subject to the consent of the Landlord, which shall not be unreasonably withheld. Tenant has the option to place signage the same size and configuration as the former Telephone Express sign. The sign will be as large as, but will not exceed that size. Landlord shall not allow any other Tenant to erect a sign on the building without the Tenant's consent. At the end of the lease term Tenant shall remove the sign, at Tenant's expense, and make any repairs to the building to restore it to its previous condition.

         6. Tenant has a roof mounted microwave antenna. The Tenant is solely responsible to maintain and repair any damage that is created by the installation, removal or maintenance of the antenna. The Landlord will insure that there will be no roof obstructions erected which will block the antenna's line of sight to the south and west.

         7. Palmer McAllister has acted as a Transaction Broker by the agreement of both parties in this transaction.

         8. Tenant will have certain areas of its leased premises which it shall designate to Landlord as secured areas. Janitorial service will not be supplied by the building to these areas.

                     SECOND ADDENDUM TO THE LEASE AGREEMENT


                  THIS SECOND ADDENDUM to the Office Lease Agreement is entered into by and between The Chapel Hills Office Building, a Colorado Joint Venture, as "Landlord", and USA.Net, Inc., as "Tenant".

                  Landlord and Tenant have entered into a business Office Lease Agreement dated September 11, 1997 (the "Lease"), and this is the Second Addendum to that Office Lease Agreement. Terms not defined in this Second Addendum shall have the meaning given them in the Office Lease Agreement. Landlord and Tenant desire to modify the Lease Agreement. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

         1. [LANGUAGE IN THIS SECTION DELETED AND REPLACED WITH THE FOLLOWING LANGUAGE:]
                  See Sec. 4 below.

         2. The Second Addendum, as depicted on Exhibit A, which is attached hereto, and being more particularly described as Suite 306, 1155 Kelly Johnson Blvd., Colorado Springs, CO 80920, depicts the expansion of the original premises by 1,868 rentable square feet. By execution of this Addendum, Landlord and Tenant hereby agree that the total premises area of Suite 306 shall contain a total premises area of 1,868 rentable square feet ("New Premises Area").

         3. This Second Addendum to the Office Lease Agreement provides that the term of this expansion space shall be conterminous with the Lease.

         4. The commencement date of this lease shall be upon substantial completion of improvements to premises estimated to be June 1, 1998.

         5.       The termination date of this lease shall be October 31, 2002.

         6. The per annum square footage rent for the expansion space shall be per the terms of the Lease.

         7.       Tenant Finish: Landlord agrees to provide the following:

                  a. Replace carpet with same quality carpet as in Tenant's existing suite.
                  b. Repaint entire suite with same color paint as in Tenant's existing suite.
                  c.   Remove one (1) wall.

         8. In addition, Tenant will pay its prorata share of operating expenses, as defined in the original lease agreement.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Addendum to the Lease Agreement as of this 20 day of May, 1998.

         LANDLORD:                         TENANT:

         CHAPEL HILLS OFFICE BUILDING,     USA.NET, INC.
         A JOINT VENTURE


         By: /s/ Illegible                 By: /s/ Geoffrey E. Lind
            ----------------------------      --------------------------------

         Title: Agent                      Title: COO
               -------------------------        ------------------------------

         Date: May 15, 1998                Date: May 20, 1998
              --------------------------        ------------------------------

                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE ("Amendment") is made as of August 12, 1998, by and between USA.NET, INC., a Delaware corporation ("Tenant"), and BVT CHAPEL HILLS, LTD., a Tennessee limited partnership ("Landlord"), with reference to the following facts.

                                    RECITALS

         A. Landlord (then known as The Chapel Hills Office Building, a Joint Venture) and Tenant entered into a certain Office Lease Agreement dated as of September 11, 1997, as supplemented and amended by that certain Addendum to Lease Agreement, and that certain Second Addendum to Lease Agreement dated May 20, 1998 (as supplemented and amended, the "Lease"), pursuant to which Tenant leases from Landlord certain premises described in the Lease (the "Leased Premises") and located in the building known as 1155 Kelly Johnson Boulevard (the "Project") in Colorado Springs, Colorado.

         B. Tenant wishes to add certain space in the Project to the Leased Premises, and Landlord has consented to that addition, subject to the terms and conditions of this Amendment. All capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings given to them in the Lease.

                                    AGREEMENT

         In consideration of the recitals set forth above and the covenants contained herein, Landlord and Tenant hereby agree as follows:

         1. Expansion of Premises. The Leased Premises will be expanded as of the Expansion Date (as defined below) to include those premises known as "Suite 301" of the Project and depicted in Exhibit A attached hereto ("Suite 301"). By adding Suite 301 to the Leased Premises, the Leasable Square Footage of the Leased Premises will increase by 2,396 square feet, which Leasable Square Footage is calculated based on a revised load factor of 1.145 (the "Suite 301 Leasable Area"). The total Leasable Square Footage of the Leased Premises shall be 25,209 square feet.

         2. Term. Tenant's lease of Suite 301 will commence as of the date (the "Expansion Date") that is the later of August 15, 1998 or the date that Tenant is notified by Landlord that the improvements to Suite 301 required under
Section 4 below have been substantially completed. The lease of Suite 301 will expire on the last day of the Term, which Landlord and Tenant acknowledge and agree is October 31, 2002.

         3.       Rent.

                  3.1 Commencing as of the Expansion Date, and continuing until December 31, 1998, Tenant will pay to Landlord annual Minimum Rent for Suite 301 in an amount equal to the Suite 301 Leasable Area multiplied by $14.00, which additional Minimum Rent will be pro-rated on a per diem basis for the month in which the Expansion Date occurs.

                  3.2 Commencing January 1, 1999, and continuing through the remainder of the Term, Tenant will pay to Landlord annual Minimum Rent for Suite 301 in an amount equal to the Suite 301 Leasable Area multiplied by the following amounts during the following years:

                  January 1, 1999 to December 31, 1999:       $14.50
                  January 1, 2000 to December 31, 2000:       $15.00
                  January 1, 2001 to December 31, 2001:       $15.50
                  January 1, 2002 to October 31, 2002:        $16.00

                  3.3 In addition to Minimum Rent, Tenant will pay all applicable Additional Rent and other charges with respect to the Suite 301 Leasable Area, including its pro rata share of operating expenses, in the manner and at the times provided in the Lease, effective upon the Expansion Date.

         4. Tenant Improvements. Landlord will perform and pay for the following improvements to Suite 301: (a) replacement of the carpet; (b) repainting; and (c) addition of an interior door to Suite 306, and any other reasonable items, all subject to Tenant's reasonable approval, but at a total cost not to exceed $5.00 per square foot of the Suite 301 Leasable Area. Except as required by the preceding sentence, Tenant acknowledges that it has inspected Suite 301, is familiar with its physical condition, and accepts Suite 301 in its "As Is" condition. Tenant acknowledges and agrees that Landlord makes no warranties, either explicit or implied, regarding the suitability of Suite 301 for any use or purpose.

         5. Parking. Section 5 of the General Terms and Condition of Lease Agreement is hereby amended and restated to read as follows:

                  The Project shall include approximately 2.9 parking spaces per One Thousand (1,000) leasable square feet, which parking spaces shall be available for Tenant's use on a non-exclusive basis with other tenants of the Project and visitors.

         6. Broker's Commissions. Tenant and Landlord represent and warrant to each other that there are no claims for brokerage commissions or finder's fees in connection with this Amendment. Tenant agrees to indemnify Landlord against and hold it harmless from all liabilities arising from any claims of brokerage commissions and finder's fees made by any broker or finder engaged by Tenant, and Landlord agrees to indemnify Tenant against and hold it harmless from all liabilities arising from any claims of brokerage commissions and finder's fees made by any broker or finder engaged by Landlord.

         7. Authority. Each of the persons executing this instrument on behalf of a party warrants that such party is a duly authorized and existing entity, that such party has full right and authority to fulfill each of its obligations hereunder, and that each of the persons signing on behalf of such party is authorized to do so.

         8. Successors and Assigns. All provisions of this Amendment will be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

         9. Effect of Agreement. This Amendment will not constitute an offer by Landlord nor will it be of any binding effect on Landlord until it is signed by Landlord. This Amendment contains the entire agreement between the parties relating to the matters discussed herein. Except as specifically set forth in this Amendment, all provisions of the Lease remain in full force and effect.

         10. Counterparts. This Amendment may be executed in separate counterparts, each of which, when taken together, will constitute a single document.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                      TENANT:

                                      USA.NET, INC.,
                                      A Delaware corporation

                                      By: /s/ GEOFFREY E. LIND
                                         --------------------------------------
                                      Name: Geoffrey E. Lind
                                           ------------------------------------
                                      Title: COO
                                            -----------------------------------

                                      LANDLORD:

                                      BVT CHAPEL HILLS, LTD.,
                                      A Tennessee limited partnership

                                      By:      BVT Real Estate Development, Inc.
                                               A Tennessee corporation, as
                                               General Partner

                                               By: /s/ J. GREER CUMMINGS, JR.
                                                  -----------------------------
                                               Name:  J. Greer Cummings, Jr.
                                                     --------------------------
                                               Title: Assistant Secretary
                                                     --------------------------



                                       3